Exhibit 10.2

Execution Version

THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated as of April 15, 2020 (this “Amendment”), is entered into by and among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Company”), the Guarantors identified on the signature pages hereto (the “Guarantors” and, together with the Company being collectively referred to as the “Note Parties”), and the Purchasers (as defined below) party hereto, and is made with reference to the Securities Purchase Agreement, dated as of March 8, 2018, as amended and/or supplemented by the First Amendment to Securities Purchase Agreement, dated as of March 27, 2018, the Joinder to Securities Purchase Agreement, dated as of March 27, 2018, and the Second Amendment to Securities Purchase Agreement and Amendment to Security Agreement, dated as of July 19, 2019 (as so amended and/or supplemented, the “Purchase Agreement”), among the Company, the Guarantors party thereto from time to time and the purchasers party thereto (collectively, the “Purchasers” and, individually, a “Purchaser”).

W I T N E S S E T H:

WHEREAS, pursuant to Section 13.8 of the Purchase Agreement, the Company and the Requisite Purchasers (as defined in the Purchase Agreement) may amend the Purchase Agreement for certain purposes; and

WHEREAS, the Company has requested that the Purchasers consent to certain matters, and amend the Purchase Agreement, in each case, as set forth herein and, subject to the terms and conditions set forth in this Amendment, the Collateral Agent and the Purchasers party hereto (constituting at least the Requisite Purchasers) hereby agree to such request.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Definitions. Each capitalized term used and not otherwise defined in this Agreement shall have the meaning assigned to such term in the Purchase Agreement after giving effect to this Amendment (the “Amended Purchase Agreement”).

SECTION 2. Amendments to the Purchase Agreement. Upon the occurrence of the Effective Date (as defined in Section 4 hereof), the following amendments are hereby made to the Purchase Agreement:

(a)            Section 7.1(a) of the Purchase Agreement is hereby amended by adding the following proviso at the end thereof:

“provided that, solely with respect such financial statements to be provided for the fiscal year ended December 31, 2019, (i) the Company shall not be required to deliver such financial statements to the Collateral Agent until the date that is 30 days after the applicable filing deadline therefor under the Exchange Act (currently 30 days after May 14, 2020) (as such deadline may be extended from time to time by an order of the U.S. Securities Exchange Commission) and (ii) such financial statements may be subject to a “going concern” qualification;”.

(b)            Section 7.1(b) of the Purchase Agreement is hereby amended by adding the following proviso immediately prior to the word “and” at the end thereof:

“provided that, solely with respect such financial statements to be provided for the fiscal quarter ended March 31, 2020, the Company shall not be required to deliver such financial statements to the Collateral Agent until the date that is 15 days after the applicable filing deadline therefor under the Exchange Act (currently 15 days after June 29, 2020) (as such deadline may be extended from time to time by an order of the U.S. Securities Exchange Commission);”.

(c)            Section 7.1(d) of the Purchase Agreement is hereby amended by adding the following proviso at the end thereof:

“; provided that, solely with respect to the Projections required to be delivered in fiscal year 2020 in respect of fiscal year 2020, such Projections shall not be required to be delivered to the Collateral Agent until June 1, 2020”.

SECTION 3. Consent to First Lien Amendment.

The Purchasers party hereto (constituting at least the Requisite Purchasers) hereby consent to the Note Parties’ execution, delivery and performance of the Tenth Amendment to Credit Agreement attached hereto as Exhibit A (the “First Lien Amendment”), and the transactions contemplated thereby.

SECTION 4. Conditions to Agreement. This Amendment shall become effective on the date hereof (the “Effective Date”) immediately upon the satisfaction of each of the following conditions:

(a)            each Purchaser party hereto shall have received a counterpart signature page of this Amendment, duly executed and delivered by the Company, each other Note Party and Purchasers constituting at least the Requisite Purchasers; and

(b)            each Purchaser party hereto shall have received a fully executed copy of the First Lien Amendment.

SECTION 5.      Representations and Warranties. Each Note Party party hereto hereby represents and warrants to each Purchaser party hereto (in each case solely with respect to itself), in each case as of the Effective Date, that:

(a)           Such Note Party has the requisite power and authority, and the legal right, to enter into this Amendment. Such Note Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. This Amendment constitutes a legal, valid and binding obligation of such Note Party, enforceable against such Note Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)           The representations and warranties made by such Note Party set forth in the Note Documents are true and correct in all material respects on and as of the Effective Date, after giving effect to this Amendment and the First Lien Amendment, as if made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)            Immediately after giving effect to this Amendment and the First Lien Amendment, no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from the consummation of the transactions contemplated by this Amendment.

SECTION 6. Entire Agreement. This Amendment, the Amended Purchase Agreement and the other Note Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 7. GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT, AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE AMENDED PURCHASE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Consent to Jurisdiction; Waiver of Jury Trial. The jurisdiction, venue and waiver of jury trial provisions set forth in Sections 13.6(b) and 13.7 of the Purchase Agreement are hereby incorporated by reference, mutatis mutandis.

SECTION 9. Consent to Service of Process. Each party to this Amendment irrevocably consents to the service of process in the manner provided for notices in Section 13.6(c) of the Amended Purchase Agreement. Nothing in any Note Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

SECTION 10. Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

SECTION 11. Note Document. This Amendment constitutes a “Note Document” for all purposes of the Amended Purchase Agreement and the other Note Documents.

SECTION 12. Reaffirmation. Each of the undersigned Note Parties (a) acknowledges all of its obligations, undertakings and liabilities under the Amended Purchase Agreement and the other Note Documents to which it is a party in each case as amended hereby or in connection herewith and such obligations, undertakings and liabilities (as so amended hereby), where applicable, are hereby reaffirmed and remain in full force and effect on a continuous basis, and (b) agrees that its grant of security interests pursuant to the Security Agreement is reaffirmed and remains in full force and effect after giving effect to this Amendment and secures all Secured Obligations (as in effect after giving effect hereto).

SECTION 13. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by fax, email or other electronic transmission (including in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 14. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 15. Effect of this Amendment. Except as expressly set forth in this Amendment or any exhibits hereto, (a) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Collateral Agent, in each case under the Amended Purchase Agreement or any other Note Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Purchase Agreement or any other Note Document. Except as expressly set forth in this Amendment or any exhibits hereto, each and every term, condition, obligation, covenant and agreement contained in the Note Documents is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment or any exhibits hereto, operate as a waiver of any right, power or remedy of any Purchaser or the Collateral Agent under any of the Note Documents, or constitute a waiver of any provision of any of the Note Documents. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Purchase Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Purchase Agreement, which shall remain in full force and effect, except to any extent amended or modified by this Amendment. Nothing implied in this Amendment shall be construed as a release or other discharge of any of the Note Parties from the Note Documents. From and after the Effective Date, all references to the Purchase Agreement in any Note Document and all references in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Purchase Agreement shall, unless expressly provided otherwise, be deemed to refer to the Amended Purchase Agreement. Each of the Note Parties hereby consents to this Amendment and confirms that all obligations of such Note Party under the Note Documents to which such Note Party is a party shall continue to apply to the Purchase Agreement as amended hereby.

SECTION 16. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon each of the parties hereto, each Purchaser and the successors and permitted assigns of each of the parties hereto and each Purchaser.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

COMPANY:

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: CFO

GUARANTORS:

GLOBAL EAGLE SERVICES, LLC
AIRLINE MEDIA PRODUCTIONS, INC.
ENTERTAINMENT IN MOTION, INC.
GLOBAL EAGLE ENTERTAINMENT
OPERATIONS SOLUTIONS, INC.
INFLIGHT PRODUCTIONS USA INC.
POST MODERN EDIT, INC.
THE LAB AERO, INC.
ROW 44, INC.
N44HQ, LLC
EMERGING MARKETS COMMUNICATIONS,
LLC
MARITIME TELECOMMUNICATIONS
NETWORK, INC.
MTN INTERNATIONAL, INC.
MTN GOVERNMENT SERVICES, INC.
MTN LICENSE CORP.
GLOBAL EAGLE TELECOM LICENSING
SUBSIDIARY LLC
IFE SERVICES (USA), INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: CFO

Third Amendment to Securities Purchase Agreement

SEARCHLIGHT II TBO, L.P., as Purchaser

By: Searchlight II TBO GP, LLC, its general partner

By:	/s/ Eric Zinterhofer
Name: Eric Zinterhofer
Title: General Manager

SEARCHLIGHT II TBO-W, L.P., as Purchaser

By: Searchlight II TBO GP, LLC, its general partner

By:	/s/ Eric Zinterhofer
Name: Eric Zinterhofer
Title: General Manager

Third Amendment to Securities Purchase Agreement

Exhibit A

Tenth Amendment to Credit Agreement

Filed as Exhibit 10.1 to the Company’s Current Report filed on April 16, 2020